UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

INVESTORS REAL ESTATE TRUST

(Exact name of registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60, Post Office Box 1988, Minot, ND 58702-1988

(Address of principal executive offices, including zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	IRET	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	IRET-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 3, 2020, in connection with the expiration of its automatic shelf registration statement on Form S-3 (File No. 333-220378) that was filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2017 (the “Prior Registration Statement”), Investors Real Estate Trust (the “Company”) filed a new automatic shelf registration statement on Form S-3 (File No. 333-248572) (the “New Registration Statement”), which became effective immediately upon filing. In connection with the filing of the New Registration Statement, on September 3, 2020, the Company filed with the SEC a prospectus supplement (the “New Prospectus Supplement”) relating to the Company’s existing “at the market offering” program (the “ATM Program”), which was previously registered under the Prior Registration Statement. The New Prospectus Supplement covers the offering of the Company’s common shares of beneficial interest, no par value per share (“common shares”), that remain unsold under the ATM Program pursuant to the Equity Distribution Agreement entered into on November 7, 2019 among the Company, IRET Properties, a North Dakota Limited Partnership, and BMO Capital Markets Corp., Robert W. Baird & Co. Incorporated, BTIG, LLC, Jefferies LLC and Raymond James & Associates, Inc. (each, an “Agent” and collectively, the “Agents”).

Sales of common shares under the ATM Program, if any, will be made by means of transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, through ordinary brokers’ transactions or as otherwise agreed upon by one or more of the Agents and the Company. The Company may also agree to sell common shares to one or more of the Agents, as principal(s) for its or their own account, on terms to which the Company and such Agent(s) agree in a separate agreement at the time of sale. The common shares that may be sold under the ATM Program have an aggregate offering price of up to $150,000,000. Prior to the date of the New Prospectus Supplement, the Company had already sold common shares having an aggregate offering price of $80,012,957 under the ATM Program, resulting in common shares having an aggregate offering price of up to $69,987,043 remaining available for sale thereunder. The New Prospectus Supplement continues the ATM Program previously covered by a prospectus supplement that was filed by the Company with the SEC on November 7, 2019 under the Prior Registration Statement.

A copy of the opinion of Dorsey & Whitney LLP is filed as Exhibit 5.1 to this Current Report relating to the legality of the common shares offered pursuant to the ATM Program under the New Prospectus Supplement and is filed with reference to, and is hereby incorporated by reference into, the New Registration Statement. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Company’s common shares, and there shall not be any sale of such common shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of the Company’s common shares is being made only by means of a prospectus and related prospectus supplement.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

5.1	Opinion of Dorsey & Whitney LLP

23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Real Estate Trust

Date: September 3, 2020	By:	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr. President and Chief Executive Officer